UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 6, 2012 (June 29, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 29, 2012, Eureka Hunter Pipeline, LLC (“Eureka”), an indirect majority-owned subsidiary of Magnum Hunter Resources Corporation, entered into a Limited Waiver and Third Amendment to Second Lien Term Loan Agreement (the “Third Amendment”) by and among Eureka, PennantPark Investment Corporation (“PennantPark”) and the other lenders party thereto.  The Third Amendment amends the Second Lien Term Loan Agreement (as defined below) by reducing the minimum Interest Coverage Ratio (as such term is defined in the Second Lien Term Loan Agreement) to 0.85:1.00 for the fiscal quarters ending September 30, 2012 and December 31, 2012, and by increasing the maximum Total Leverage Ratio (as such term is defined in the Second Lien Term Loan Agreement) to 9.50:1.00 and 8.5:1.00 for the fiscal quarters ending September 30, 2012 and December 31, 2012, respectively.  The lenders under the Second Lien Term Loan Agreement also agreed to waive any events of default occurring as a result of Eureka’s failure to comply with such ratios during the fiscal quarter ended June 30, 2012.  Finally, the Third Amendment modified the interest rate provisions in the Second Lien Term Loan Agreement so that after June 29, 2012 all interest shall be payable in cash.

The reduced minimum Interest Coverage Ratio shall increase back to 1.00:1.00, and the increased maximum Total Leverage Ratio shall decrease back to 6:50:1:00, if Eureka receives funding prior to December 31, 2012 under its First Lien Credit Agreement with SunTrust Bank, unless such credit agreement is amended in a manner satisfactory to PennantPark.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment, which is attached hereto as Exhibit 10.1, as well as the complete text of the Second Lien Term Loan Agreement, dated August 16, 2011, by and among Eureka, U.S. Bank National Association (“U.S. Bank”), as Collateral Agent, PennantPark and the other lenders party thereto (the “Second Lien Term Loan Agreement”), the First Amendment to Second Lien Term Loan Agreement, dated September 20, 2011, by and among Eureka, PennantPark and the other lenders party thereto (the “First Amendment”), the Limited Waiver to Second Lien Term Loan Agreement, dated May 2, 2012, by and among Eureka, U.S. Bank, PennantPark and the other lenders party thereto (the “Limited Waiver”) and the Second Amendment to Second Lien Term Loan Agreement, dated May 2, 2012, by and among Eureka, PennantPark and the other lenders party thereto (the “Second Amendment”).  The Second Lien Term Loan Agreement was filed as Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on August 22, 2011, and the First Amendment, the Limited Waiver and the Second Amendment were filed as Exhibits 10.6, 10.7 and 10.8, respectively, to a Current Report on Form 8-K filed with the SEC on May 8, 2012.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit Number	Description
10.1

Limited Waiver and Third Amendment to Second Lien Term Loan Agreement, dated June 29, 2012, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: July 6, 2012	By:	/s/ Gary C. Evans
		Name:	Gary C. Evans
		Title	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Limited Waiver and Third Amendment to Second Lien Term Loan Agreement, dated June 29, 2012, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto